# *** Exercise Your *Right* to Vote ***

## Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2013

*OMNITEK ENGINEERING CORP.*

BROKER
LOGO
HERE

*Return Address Line 1*
*Return Address Line 2*
*Return Address Line 3*
*51 MERCEDES WAY*
*EDGEWOOD NY 11717*

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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### Meeting Information

**Meeting Type:** Annual Meeting
**For holders as of:** March 25, 2013
**Date:** May 17, 2013 **Time:** 10:00 AM PST
**Location:** Omnitek Engineering Corp.
1333 Keystone Way, Suite 101
Vista, CA 92081

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

**See the reverse side of this notice to obtain proxy materials and voting instructions.**

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## — Before You Vote —

How to Access the Proxy Materials

**Proxy Materials Available to VIEW or RECEIVE:**

1. Annual Report 2. Notice & Proxy Statement

**How to View Online:**

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

**How to Request and Receive a PAPER or E-MAIL Copy:**

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET:* www.proxyvote.com
2) *BY TELEPHONE:* 1-800-579-1639
3) *BY E-MAIL*:* sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 05, 2013 to facilitate timely delivery.

## — How To Vote —

Please Choose One of the Following Voting Methods

**Vote In Person:** If you choose to vote these shares in person at the meeting, you must request a "*legal proxy.*" To do so, please follow the instructions at *www.proxyvote.com* or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

**Vote By Internet:** To vote now by Internet, go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX available and follow the instructions.

**Vote By Mail:** You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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**Voting items**

**The Board of Directors recommends that you vote FOR the following:**

1. Election of Directors

**Nominees**

01 Werner Funk    02 Janice M. Quigley    03 George G. Chachas    04 Gary S. Maier

**The Board of Directors recommends you vote FOR the following proposal(s):**

**2** Ratification of Appointment of Sadler Gibb & Associates, LLC as the Independent Registered Public Accountants for the fiscal year 2013.

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**NOTE**: Such other business as may properly come before the meeting or any adjournment thereof.

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Reserved for Broadridge Internal Control Information

**Voting Instructions**

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO
BANKS AND BROKERS
AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

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THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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**OMNITEK ENGINEERING CORP**
1333 KEYSTONE WAY, STE 101
VISTA, CA 92081

## Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on Friday, May 17, 2013

**NAME**
**ADDRESS1**
**ADDRESS2**
**COUNTRY**

**Control #: XXXXXXXXXX**

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, OMNITEK ENGINEERING CORP has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

**This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.**

### Voting Items

**The Board of Directors recommend a vote FOR the following proposals:**

1. Election of Directors
   1. Werner Funk
   2. Janice M. Quigley
   3. George G. Chachas
   4. Gary S. Maier
2. Ratification of Appointment of Sadler Gibb & Associates, LLC as the Independent Registered Public Accountants for the fiscal year 2013.

**HOW TO ACCESS THE PROXY MATERIALS**

The proxy statement and annual report to security holders are available online at: **www.colonialstock.com/omnitek2013**

**HOW TO VOTE**

**BY INTERNET** www.colonialstock.com/omnitek2013
On the above website, you can vote by clicking "Vote" and then entering the control number above as directed.

**BY PHONE** 877-285-8605

**BY MAIL** Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605.

**IN PERSON** Vote in person at the meeting.

**MEETING INFORMATION**

| | |
|---|---|
| Meeting Type: | Annual Meeting |
| Meeting Date: | May 17, 2013 |
| Meeting Time: | 10:00 AM PT |
| Meeting Location: | OMNITEK ENGINEERING CORP<br>1333 KEYSTONE WAY, STE 101<br>VISTA, CA 92081 |

**TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:**

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: May 07, 2013

1. By Phone: (877) 285-8605
2. By Internet: www.colonialstock.com/omnitek2013
3. By Email annualmeeting@colonialstock.com

If requesting materials by email, please include the control number listed above with your request.